================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                        (Date of earliest event reported)

                                 MARCH 18, 2005

                          ----------------------------

                       MULTI-LINK TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


                                    COLORADO
         (State or other Jurisdiction of Incorporation or Organization)


           0-26013                                        84-1334687
  (Commission File Number)                    (IRS Employer Identification No.)

                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                            (Registrant's telephone
                          number, including area code)


                          4704 HARLAN STREET, SUITE 420
                             DENVER, COLORADO 80212

          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 16, 2005, David J. Cutler ("Cutler") entered into a Securities Purchase Agreement (the "Purchase Agreement") with KI Equity Partners I, LLC ("KI Equity") under which KI Equity agreed to purchase and Cutler agreed to sell an aggregate of 13,074,204 shares ("Shares") of common stock of Multi-Link Telecommunications, Inc. ("Company", "we", "us", or "our"), representing approximately 65.7% of our outstanding shares of common stock, at a price of $252,846.75. KI Equity also agreed to acquire from Cutler a convertible promissory note issued by the Company in the principal amount of $147,153.25 ("Note"). The Note will be acquired by KI Equity for a purchase price of $147,153.25. The Note is convertible at the election of the holder into 6,628,978 shares of the Company's common stock. David J. Cutler is the Chief Executive Officer, President and Chief Financial Officer of the Company.

         On March 17, 2005, the Company and Cutler entered an Assumption Agreement (the "Assumption Agreement"). Under the Assumption Agreement, the Company transferred all of its rights in any capital stock or membership interests of any of its current subsidiaries to Cutler. Each of these subsidiaries is currently inactive and has no assets. In exchange, Cutler has agreed to assume all of our obligations of any kind (other than the Note) and indemnify us against any of these liabilities existing as of the Closing. Cutler also agreed to release the Company from any and all obligations and claims (other than the Note). The Assumption Agreement is attached as an Exhibit to this Current Report. The transactions under the Assumption Agreement had been previously approved and authorized by the Company's board of directors.

         Following the completion of the transactions under the Assumption Agreement, Cutler completed the sale of the Shares and Note to KI Equity on March 18, 2005. As of the date of this Current Report, the Company has

19,886,935 shares of common stock outstanding. KI Equity owns 13,074,204 shares of the Company's common stock, or approximately 65.7% of the outstanding shares. Cutler owns 1,325,796 shares, or approximately 6.7% of the outstanding shares.

         Effective as of the closing of the transactions under the Purchase Agreement, Kevin R. Keating was appointed President, Secretary, Treasurer and a director of the Company. Concurrently, the principal executive office of the Company was moved to 936A Beachland Boulevard, Suite 13, Vero Beach, FL 32963.

  ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On March 17, 2005, pursuant to the Assumption Agreement, the Company transferred all of its rights in any capital stock or membership interests of any of its current subsidiaries to Cutler. Each of these subsidiaries is currently inactive and has no assets. In exchange, Cutler has agreed to assume all of our obligations of any kind (other than the Note) and indemnify us against any of these liabilities existing as of the Closing. Cutler also agreed to release the Company from any and all obligations and claims (other than the Note).

         Following completion of the transactions under the Assumption Agreement, the Company has no material assets, liabilities or ongoing operations (other than cash of approximately $3,000). Nevertheless, management believes that it may be able to recover some value for its shareholders by the adoption and implementation of a plan to seek, investigate and, if the results of such investigation warrant, effect a business combination with a suitable privately held company that has both business history and operating assets. Our potential success will be primarily dependent on the efforts and abilities of our new management team, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

         Management believes that the selection of a business opportunity will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, our new management team believes that there are numerous privately held companies seeking the perceived benefits of becoming a publicly held corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing stock incentives or similar benefits to key employees, providing liquidity for all stockholders and other factors.

         Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis extremely difficult and complex. Our new management team believes we will only be able to participate in one business venture. This lack of diversification should be considered a substantial risk because it will not allow us to offset potential losses from one venture against gains from another.

         Management believes the Company will offer owners of a suitable privately held company the opportunity to acquire a controlling ownership interest in a public company:

      o In less time than would be required for a traditional initial public offering ("IPO");

      o For less out-of-pocket cost than would be required for a traditional IPO; and

      o With a greater degree of certainty that the transaction will ultimately close.

         Nevertheless, the owners of any target company that we select will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, the costs of preparing a Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with future reporting under the Exchange Act.

         While our management team believes that the Company will be able to enter into a business combination, there can be no assurance as to how much time will elapse before a business combination is effected, if ever.

         In the event that a business combination is consummated, it is likely that our present shareholders will own only a small minority interest in the combined companies. In addition, as part of the terms of an acquisition transaction, our current officers and directors will ordinarily resign and be replaced by new officers and directors selected by the target company. Management does not intend to obtain shareholder approval prior to consummating any acquisition other than a statutory merger.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.

         The Purchase Agreement contemplates that David J. Cutler will continue as a director of the Company following the Closing until such time as we comply with Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 promulgated under the Exchange Act. The information statement under Rule 14f-1 was filed with the SEC and mailed to stockholders on March 18, 2005. As such, David J. Cutler is expected to submit his resignation as a director of the Company effective as of the expiration of the ten (10) day period following the filing of this information statement.

         There will be a change of control of the Company only upon David J. Cutler's resignation as a director and only after the expiration of the ten (10) day period following the filing of this information statement. Mr. Cutler has indicated his intent to resign as a director effective as the expiration of the ten (10) day period following the filing of this information statement.

         The Company intends to file a Current Report on Form 8-K when the change of control of the Company becomes effective.

         Other than the transactions and agreements disclosed in this Form 8-K, the Company knows of no other arrangements which may result in a change in control of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective as of March 18, 2005, David J. Cutler resigned as Chief Executive Officer, President and Chief Financial Officer of the Company. These resignations were not as a result of any disagreement between the Company and any of the resigning officers and directors.

         Effective as of March 18, 2005, Kevin R. Keating was appointed President, Secretary, Treasurer and a director of the Company.

         Mr. Keating is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Delaware, office of Brookstreet Securities Corporation. Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors. Mr. Keating is 64 years old.

      To the Company's knowledge, neither Mr. Keating nor any of his affiliates currently beneficially owns any equity securities or rights to acquire any securities of the Company, and no such person has been involved in any transaction with the Company or any of its directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission other than with respect to the transactions that have been described herein. To the Company's knowledge, Mr. Keating is not currently a director of, nor does he hold any position with, the Company, nor does he have a familial relationship with any director or executive officer of the Company.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR.

         On March 17, 2005, the Company's board of directors authorized the amendment of the Company's bylaws to change the number of directors on the board to two.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

   (a)   Financial statements of business acquired. None

   (b)   Pro forma financial information. None

   (c)   Exhibits.

         10.26 Assumption Agreement between Multi-link Telecommunications, Inc. and David J. Cutler dated March 17, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Multi-Link Telecommunications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MULTI-LINK TELECOMMUNICATIONS, INC.



Date:  March 18, 2005                  By: /S/ Kevin R. Keating
                                           ----------------------------
                                           Kevin R. Keating, President

                                  EXHIBIT INDEX

-------------- -----------------------------------------------------------------
Exhibit        Description of Exhibit
Number
-------------- -----------------------------------------------------------------
    10.26      Assumption Agreement between Multi-link Telecommunications, Inc.
               and David J. Cutler.
-------------- -----------------------------------------------------------------